Schedule 1
                Chronological Schedule of Transactions Reflecting
               Stock Issued for Services or Returned and Cancelled





Global Entertainment Holdings                                                    Par Vaule - $.001
Chronological Schedule of Transactions Reflecting Stock Issued for                      Stock Splits/Forward Retroactively Restated
  Services or Returned and Cancelled                                                                         8/19/98 7 to 1 Reverse
                                                                                                             8/27/99 3 to 1 Forward



For the Years ended December 31, 1998 and 1999
====================================================================

Comment 9
=========

                                                                             Explanation of    Amount
   Total                                Name of Individual/     Fair Value     Accounting   Recorded in   Market Price    How Fair
                                Date of    Business              Assigned      for Shares   Stockholder's  at Date of     Value was
# of Shares  Share Breakdown     Issue  Granted Those Shares     per Share       Issued        Equity        Issue       determined
====================================================================================================================================
    5,694                       2/27/98 Shares Issued to
                                           Directors
                                        ---------------------
                    5,694               James Perez                0.0010    Directors Fees          6     Not Trading     Par Value
                                                                               (Expense)
                                2/27/98 Shares Issued for
  589,287                               Beverage Worldwide Inc.    0.0010    Assets                589     Not Trading     Par Value
                                       -----------------------
                   21,429               Shawn Leary
                   21,429               Mickie Barnett
                   42,857               Clover Group LLC
                  445,714               Mark Darnell
                   53,572               Oxford Int'l
                    2,143               Fred Licht
                    2,143               Kenneth Caminiti
              ===========

    4,287                       3/11/98 Shares Issued to Directors
                                       -----------------------
                  4,287                 Mike Luther                0.0010    Directors Fees          4     Not Trading     Par Value
                                                                              (Expense)

1,423,500                        4/6/98 Shares Issued for Global
                                         Entertainment Holdings    0.0003    Incorporators         474     Not Trading     Par Value
                                                                               (Expense)                                   (.001/7)*
                                       -----------------------
                   13,500               Gene Abboud
                   13,500               Michael Abboud
                  360,000               Steve Abboud
                    4,500               Todd Abboud
                  447,000               Masadi Financial
                   22,500               Crystal Secora
                  112,500               Chistina Stanger
                  450,000               Travina Corporation
              ===========


  105,674                        4/6/98 Shares Issued to
                                         Directors                 0.0003    Directors Fees         29     Not Trading     Par Value
                                       -----------------------                 (Expense)                                  (.001/7)*3
                   22,500               Mark Abboud
                   83,174               Bryan Abboud
              ===========



5,134,500                       6/30/98 Shares issued to
                                         Acquire IGW               0.0290    Asset             148,887     Not Trading  Set by Board
                                       ---------------------
                2,818,800               Bryan Abboud
                  569,019               Joann Abboud
                1,408,500               Shining Star Investments
                  338,181               Tri Star
              ===========

 (589,287)                      8/13/98 Shares Cancelled for
                                         Rescission of
                                         Beverage Source Worldwide 0.0010    Asset               (589)     Not Trading     Par Value
                                       ---------------------------
                  (21,429)              Shawn Leary
                  (21,429)              Mickie Barnett
                  (42,857)              Clover Group LLC
                 (445,714)              Mark Darnell
                  (53,572)              Oxford Int'l
                   (2,143)              Fred Licht
                   (2,143)              Kenneth Caminiti
              ===========


                                       29




  888,696                       8/27/98 Shares Issued for
                                         Programming Services      0.2500    Programmng
                                                                             Services (Assets) 222,364     Not Trading  Set by Board
                                       ----------------------
                   14,688               Chuck Esteraich
                   22,500               Jeff Imray
                   20,979               Terry Lipford
                    9,000               Toptech
                   18,639               Richard Gilbert
                    6,750               Ramirez Valeriano
                   38,124               Steven Finn
                   24,477               Mike Amick
                   38,124               Steven Finn
                    6,750               Ramirez Valeriano
                  131,994               Todd Elmquist
                   93,327               Bryan Abboud
                   79,134               Scott Van Kird
                  107,334               Denny Walker
                  315,000               Wisent NV
             ============


    8,160                       8/28/98 Shares Issued for Legal
                                           Services
             ------------              ------------------------
                    8,160               Poulton & Yordan           0.3300    Legal Servsices     2,723     Not Trading  Set by Board
                                                                              (Expense)

   15,000                      12/14/98 Shares Issued for
                                           Services
                                       ----------------------
                   15,000               Matthew Olden              0.3300    Services (Expense)  4,955          3.83    Set by Board



7,585,511       7,585,511               As of December 31, 1998                                379,442
====================================================================================================================================

  (22,839)                      1/18/99 Shares Returned & Cancelled
                                        --------------------------
                  (21,429)              Chris Murray
                   (1,410)              Michael Nix
             ------------

    9,000                        3/5/99 Shares Issued for Consulting
                                       -----------------------------
                    9,000                Masadi Financial          3.0000       Consulting      27,000        4.50      Set by Board
                                                                                 (Expense)

   (9,999)                      4/20/99 Shares Returned by
                                          Terminated Employees
                                       ----------------------
                  (9,999)               Matthew Olden

   39,000                       6/17/99 Shares Issued for
                                          Public Relations
                                       ----------------------
                  39,000                Market Pathways            3.3300       Public
                                                                                 Relations     129,993        4.21      Set by Board
                                                                                  (expense)

    6,000                       6/21/99 Shares Issued for
                                         Note Payable Incentive
                                       ------------------------
                    6,000                JoAnn Abboud              0.3750       Note Payable     2,250        4.13      Set by Board
                                                                                   Incentive

    3,000                       6/25/99 Shares Issued for Consulting
                                          Services
                                       -------------------------------
                    3,000               Thomas Hawkins             3.3300       Consulting       9,990        4.25      Set by Board


      690                       8/19/99 Shares Issued for
                                          Furniture                3.3300       Asset            2,300        4.83      Set by Board
                                       -------------------------------
                      690                Installation Technologies




    6,000                       8/19/99 Shares Issued for Legal Services
                                       -------------------------------
                    6,000               Rodriguez & Assoc          3.3300       Legal Servs     20,002        4.83      Set by Board



                                       30




   1,000                       9/22/99 Shares Issued for Legal Services
                                       -------------------------------
                    1,000               Wolfgang Hahn              4.0000       Legal Servs      4,000        2.25      Set by Board

                                       Shares Issued

    1,500                       9/23/99 Shares Issued for Tech
                                          Services
                                       --------------------------------
                    1,500               Ricardo Carvajal           4.0000       Tech Servs       6,000        2.88      Set by Board


  163,500                       9/23/99 Shares Issued to Acquire
                                         Prevail Online, Inc.      2.4500       Asset          400,000        2.88      Set by Board
                                       --------------------------
                   10,500               Steve Finn
                  153,000               Ron Pereira
                ---------

      500                       11/5/99  Shares Issued
                                           for Consulting
                                       --------------------------
                      500               Mark Celano                3.8100       Consulting       1,905        2.56      Set by Board


      700                       11/5/99 Shares Issued for
                                         Accounting
                                       --------------------------
                      700             Cathy Vigneri                2.8500       Accounting       2,000        2.56      Set by Board

    9,000                       11/5/99 Shares Issued for
                                         Accrued Interest          2.3700      Accrued Interest 21,320        2.56      Set by Board
                                       --------------------------
                    6,000               JoAnn Abboud
                    3,000               James Zilligen
               ----------

      500                       11/5/99 Shares Issued
                                         for Misc Services
                                       -------------------------
                      500               Mark Celano                3.2500       Misc Serv        1,625        2.56      Set by Board

   16,300                      12/31/99 Shares Issued
                                         for Employee Bonuses      1.0000       Employee Bonus  16,300        1.13      Set by Board
               ----------              -------------------------
                    1,000               Todd Elmquist
                      750               Brian Bruce
                      750               Ramirez Valeriano
                      500               Intralike
                    1,000               Scott Van Kirk
                      500               Rui Barbosa
                    1,000               Jeff Imray
                    1,000               Bryan Abboud
                      500               Nancy Urelita
                      500               Edvar Pereira
                      500               David McIntosh
                      500               Guy Moss
                      500               Ricardo Carvajal
                      250               Patrick Van der Kolk
                      250               Nicky Maine
                      500               Omar Rumnit
                      250               Water & Sands NV
                      250               Michael Davis
                      250               Neli Stinchcomb
                      500               David Leberknight
                      250               Kennedy Fernandez
                    1,000               Ron Pereira
                      500               Mike Chalmers
                      800               Gary Strain
                    1,000               Steve Abboud
                      500               Mark Schneidewind
                    1,000               Asshoton NV
            -------------


   15,012                      12/31/99 Shares Issued
                                         for Technology
                                       -------------------------
                   15,012               David Leberknight          0.6600       Tech            10,000        1.13      Set by Board


                                       31





  34,903                      12/31/99 Shares Issued
                                         for Technology
                                       -------------------------
                    2,500               Omar Rumnit                0.7500       Tech            26,175        1.13      Set by Board
                   13,403               Toptech Overseas
                   11,000               Multi-Media Curaca
                    5,000               Neli Stinchcomb
                    3,000               Michael Davis
            -------------

======================================================== ============================= =================== =========================
7,859,278       7,859,278               Bal December 31, 1999                                1,060,302
======================================================== ============================= =================== =========================

                                   Schedule 2
                     Chronological Schedule of Stock Issued





Global Entertainment Holdings
Chronological Schedule of Stock Issued                          Par Value - $.001 Stock Splits/Forward Retroactively Restated
For the Years Ended December 31, 1998 and 1999                                              8/19/98 7 to 1 Reverse
----------------------------------------------------------------                            8/27/99 3 to 1 Forward

Comment 9

                                                                                 Explanation      Amount        Market    How Fair
 Total                          Name of Individual/                 Fair Value  of Accounting   Recorded in      Price      Value
 # of       Share     Date of        Business           Cash Price   Assigned    for Shares    Stockholder's    at Date      was
Shares     Breakdown   Issue     Granted Those Shares    per share  per Shares     Issued         Equity       of Issue   determined
====================================================================================================================================
  891,963   891,963      Bal  December 31, 1997                                                  237,774   Not Trading

   40,821             2/27/98   Shares Issued for Cash     9.33                 Cash             381,000   Not Trading
                              ----------------------
              5,357            James Perez
              5,357            Dane Miller
              5,143            Herbert Schaer
              5,143            Richard Gilbert
              1,071            Ralph Gilbert
              2,143            Kou Win Liu
              1,286            Tim Banghart
              3,000            James Norris
             12,321            Masadi Financial Servs
           --------
     5,694            2/27/98  Shares Issued to Directors
                               --------------------------
              5,694            Mark Abboud                          0.0010      Directors Fees         6   Not Trading    Par Value
                                                                                (Expense)

  589,287             2/27/98  Shares Issued for Beverage
                                Worldwide Inc.                      0.0010      Assets               589   Not Trading    Par Value
                               --------------------------
             21,429            Shawn Leary
             21,429            Mickie Barnett
             42,857            Clover Group LLC
            445,714            Mark Darnell
             53,572            Oxford Int'l
              2,143            Fred Licht
              2,143            Kenneth Caminiti
           --------

    4,287             3/11/98  Shares Issued to Directors
                               --------------------------
              4,287            Mike Luther                          0.0010      Directors Fees         4   Not Trading     Par Value
                                                                                (Expense)

   14,142             3/26/98  Shares Issued for Cash      9.33                 Cash             132,000   Not Trading  Set by Board
                              --------------------------
              2,143            Edward Person
                214            Matt Guthmiller
              4,286            Wm Person
              4,286            Jeff Banghart
              1,071            Jeffrey Eptein
              2,142            Tim Banghart
           --------


                                       33





1,423,500              4/6/98  Shares Issued for Global
                               Entertainment Holdings               0.0003      Incorporators        474   Not Trading     Par Value
                               ----------------------                           (Expense)                                 (.001/7)*3
             13,500            Gene Abboud
             13,500            Michael Abboud
            360,000            Steve Abboud
              4,500            Todd Abboud
            447,000            Massadi Financial
             22,500            Crystal Secora
            112,500            Chistina Stanger
            450,000            Travina Corporation
           --------


  105,674              4/6/98  Shares Issued to Directors           0.0003      Directors Fees        29   Not Trading     Par Value
                               --------------------------                       (Expense)                                 (.001/7)*3
             22,500            Mark Abboud
             83,174            Bryan Abboud
           --------

  720,000             6/25/98 Shares Issued for Cash                  0.22      Cash             160,000   Not Trading  Set by Board
                              -----------------------
             22,500           Gene Abboud
            562,500           Masadi Financial Services
            135,000           Shining Star Investments
           --------


5,134,500             6/30/98 Shares issued to Acquire IGW          0.0290      Asset            148,887   Not Trading  Set by Board
                              ----------------------------

          2,725,473           Bryan Abboud
            569,019           Joann Abboud
          1,408,500           Shining Star Investments
            151,692           Todd Elmquist
            279,816           Ron Abboud
           --------

 (589,287)            8/13/98 Shares Returned & Cancelled for
                               Rescission of Beverage Source
                               Worldwide                            0.0010      Asset               (589)  Not Trading     Par Value
                              ------------------------------
            (21,429)          Shawn Leary
            (21,429)          Mickie Barnett
            (42,857)          Clover Group LLC
           (445,714)          Mark Darnell
            (53,572)          Oxford Int'l
             (2,143)          Fred Licht
             (2,143)          Kenneth Caminiti
           --------


                              Shares Issued for Programming
  888,696             8/27/98  Services                             0.2500      Programming Serv
                              ------------------------------                    (Assets)         222,364   Not Trading  Set by Board
             14,688           Chuck Esteraich
             22,500           Jeff Imray
             20,979           Terry Lipford
              9,000           Toptech
             18,639           Richard Gilbert
              6,750           Ramirez Valeriano
             38,124           Steven Finn
             24,477           Mike Amick
              6,750           Ramirez Valeriano
            131,994           Todd Elmquist
             93,327           Bryan Abboud
             79,134           Scott Van Kirk
            107,334           Denny Walker
            315,000           Wisent NV
           --------

                                       34





  107,670             8/27/98 Shares Issued for Cash       0.61                 Cash              65,803   Not Trading  Set by Board
                              ----------------------
             16,071           Mark Abboud
             15,426           Herb Schaer
              8,034           SF Investments
             19,287           Ed Person
             18,639           Richard Gilbert
              6,432           K W Liu
             12,858           Jeff Banghart
             10,923           Tim Banghart
           --------


    8,160             8/28/98 Shares Issued for Legal Services      0.3300      Legal Servs        2,723   Not Trading  Set by Board
                              ----------------------                             (Expense)
              8,160           Poulton & Yordan

   45,000             11/3/98 Shares Issues for Cash
                            ----------------------
             45,000           James Zillegen               0.42                 Cash              18,750   Not Trading  Set by Board

   15,000            12/14/98 Shares Issued for Services
                            ----------------------
             15,000           Matthew Olden                         0.3300      Services           4,955          3.83  Set by Board
                                                                                (Expense)

   51,000            12/30/98 Shares Issued for Cash       1.67                 Cash              85,000          3.04  Set by Board
                             ----------------------
              9,000           Tim Banghart
              9,000           William Person
              9,000           SF Investments
             15,000           Masadi Financial
              9,000           Edward T Finn

     (425)     (425)          Rounding Adjustment
------------------------------------------------------------------------------------------------------------------------------------
9,455,682 9,455,682           As of December 31, 1998                                          1,459,769
====================================================================================================================================

  (22,839)            1/18/99 Shares Returned & Cancelled
                             ----------------------------
            (21,429)          Chris Murray
             (1,410)          Michael Nix
           --------


                                       35





    9,000              3/5/99 Shares Issued for Consulting
                             ----------------------
              9,000           Masadi Financial Serv                 3.0000      Consulting         27,000         4.50  Set by Board
                                                                                (Expense)

   30,000             4/19/99 Shares Issued for Cash        2.25                Cash               67,500         3.98  Set by Board
                             ----------------------
             30,000           Abboud Family Trust

    9,000             4/19/99 Shares Issued for Cash
                             ----------------------
              9,000           Masadi Financial Services     2.50                Cash               22,500         3.98  Set by Board

   13,497             4/19/99 Shares Issued for Cash        4.66                Cash               62,985         3.98  Set by Board
                             ----------------------
              1,071           Ralph Gilbert
              5,142           Richard Gilbert
              2,142           Kou Win Liu
              5,142           Herbert Schaer
           --------

                              Shares Returned by Terminated
   (9,999)            4/20/99 Employee & Cancelled
         -----------          -----------------------------
             (9,999)          Matthew Olden

   89,100             5/10/99 Shares Issued for Cash        2.66                Cash              237,600         3.38  Set by Board
                              -----------------------------
             30,000           Don Lisa & Isabelle Lisa Trust
             45,000           William Lee Person
              6,000           Gene Abboud
              6,000           Thomas Hawkins
              1,200           Kenton Schneidewind
                900           Todd Schneidewind
           --------

                              Shares Issued for Prepaid
   39,000             6/17/99   Public Relations
         -----------          -----------------------------
             39,000           Market Pathways                       3.3300      Public Relations  129,993         4.21  Set by Board
                                                                                (Expense)

                              Shares Issued for Note Payable
    6,000             6/21/99  Incentive
         -----------          -----------------------------
              6,000            JoAnn Abboud                         0.3750      Note Payable
                                                                                Incentive           2,250         4.13  Set by Board
    3,000             6/25/99 Shares Issued for
                               Consulting Services
                              ----------------------
              3,000           Thomas Hawkins                        3.3300      Consulting          9,990         4.25  Set by Board

      690             8/19/99 Shares Issued for Furniture           3.3300      Asset               2,300         4.83  Set by Board
                              ----------------------
                690           Installation Technologies

    6,000             8/19/99 Shares Issued for
                               Legal Services
                              ----------------------
              6,000           Rodriguez & Assoc                     3.3300      Legal Servs        20,002         4.83  Set by Board

   30,000             8/19/99 Shares Issued for Cash
                              ----------------------
             30,000           Robert Defibaugh              3.25                Cash               97,500         4.83  Set by Board

   30,000             8/27/99 Shares Issued for Cash
                              ----------------------
             30,000           James & Kelley Spooner        2.67                Cash               80,000         4.00  Set by Board



                                       36





    9,000             8/27/99 Shares Issued for Cash        0.89                Cash                8,000         4.00  Set by Board
                              ----------------------
              9,000           Don Lisa

    1,000             9/22/99 Shares Issued for
                               Legal Services
                              ----------------------
              1,000           Wolfgang Hahn                         4.0000      Legal Servs         4,000         2.25  Set by Board

    1,500             9/23/99 Shares Issued for
                               Tech Services
                              ----------------------
              1,500           Ricardo Carvajal                      4.0000      Tech                6,000         2.88  Set by Board

    3,000            10/19/99 Shares Issued for Cash
                              ----------------------
              3,000           Charlene Charles             1.83                 Cash                5,500         3.38    Exercised
                                                                                                                        Stock Option

                              Shares Issued to
  163,500             9/23/99  Acquire Prevail Online, Inc.         2.4500      Asset             400,000         2.88  Set by Board
         -----------          -----------------------------
             10,500           Steve Finn
            153,000           Ron Pereira
         -----------

      500             11/5/99 Shares Issued for Consulting
                              -----------------------------
                500           Mark Celano                           3.8100      Consulting          1,905         2.56  Set by Board

      700             11/5/99 Shares Issued for Accounting
                              -----------------------------
                700           Cathy Vigneri                         2.8500      Accounting          2,000         2.56  Set by Board

    9,000             11/5/99 Shares Issued for
                               Accrued Interest                     2.3700      Accrued Interest   21,320         2.56  Set by Board
                              -----------------------------
              6,000           JoAnn Abboud
              3,000           James Zilligen
         -----------

    5,000             11/5/99 Shares Issued for Cash
                              --------------------------
              5,000           Yogesh Patel                 2.75                 Cash               13,750         2.56  Set by Board

      500             11/5/99 Shares Issued for
                               Misc Services
                              --------------------------
                500           Mark Celano                           3.2500      Misc Serv           1,625         2.56  Set by Board

   16,300            12/31/99 Shares Issued for Employee Bonuses
         -----------          -----------------------------
              1,000           Todd Elmquist                    1.000      Employee Bonus           16,300         1.13 Low Bid Price
                750           Brian Bruce                                                                                   1.125
                750           Ramirez Valeriano
                500           Intralike
              1,000           Scott Van Kirk
                500           Rui Barbosa
              1,000           Jeff Imray
              1,000           Bryan Abboud

                                       37




                500           Nancy Urelita
                500           Edvar Pereira
                500           David McIntosh
                500           Guy Moss
                500           Ricardo Carvajal
                250           Patrick Van der Kolk
                250           Nicky Maine
                500           Omar Rumnit
                250           Water & Sands NV
                250           Michael Davis
                250           Neli Stinchcomb
                500           David Leberknight
                250           Kennedy Fernandez
              1,000           Ron Pereira
                500           Mike Chalmers
                800           Gary Strain
              1,000           Steve Abboud
                500           Mark Schneidewind
              1,000           Asshoton NV
         -----------

   15,012            12/31/99 Shares Issued for Technology
                              --------------------------
             15,012           David Leberknight                     0.6600      Tech               10,000         1.13  Set by Board

   34,903            12/31/99 Shares Issued for Technology
                              --------------------------
              2,500           Omar Rumnit                           0.7500      Tech               26,175         1.13  Set by Board
             13,403           Toptech Overseas
             11,000           Multi-Media Curaca
              5,000           Neli Stinchcomb
              3,000           Michael Davis
         -----------

   (7,613)                    Shares Returned to Company
                              --------------------------
             (6,000)          James Doukas
             (1,500)          Donald Lisa
               (113)          Misc

      (80)      (80)          Rounding
                              --------

------------------------------------------------------------------------------------------------------------------------------------
9,940,353 9,940,353           Bal December 31, 1999                                             2,735,964
====================================================================================================================================

                                                                  Common Stock                      9,940
                                                                  Paid in Capital               2,854,948
                                                                  Options                         (53,885)
                                                                  Contributed Capital             (75,039)
                                                                                              ==============
                                                                                                2,735,964
                                                                                              ==============



                                       38